Exhibit 99.2

FREDDIE MAC FIRST QUARTER 2013 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

		Three Months Ended
Line:		March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
		(in millions)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$17,468	$16,806	$15,838	$14,977	$14,504
2	Unsecuritized	2,312	2,224	2,108	2,316	2,009

3	Total mortgage loans	19,780	19,030	17,946	17,293	16,513
4	Investments in securities	2,938	2,777	2,522	2,346	2,157
5	Other	13	21	26	26	18

6	Total interest income	22,731	21,828	20,494	19,665	18,688

	Interest expense
7	Debt securities of consolidated trusts	(15,253)	(14,625)	(13,584)	(12,647)	(12,030)
8	Other debt	(2,816)	(2,660)	(2,493)	(2,424)	(2,262)

9	Total interest expense	(18,069)	(17,285)	(16,077)	(15,071)	(14,292)
10	Expense related to derivatives	(162)	(157)	(148)	(138)	(131)
11	Net interest income	4,500	4,386	4,269	4,456	4,265
12	Benefit (provision) for credit losses	(1,825)	(155)	(610)	700	503

13	Net interest income after benefit (provision) for credit losses	2,675	4,231	3,659	5,156	4,768
	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(4)	(1)	(34)	(19)	34
15	Gains (losses) on retirement of other debt	(21)	(45)	11	(22)	(32)
16	Gains (losses) on debt recorded at fair value	(17)	62	(10)	(19)	12
17	Derivative gains (losses)	(1,056)	(882)	(488)	(22)	375
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(475)	(135)	(332)	(294)	(21)
19	Portion of other-than-temporary impairment recognized in AOCI	(89)	37	65	(945)	(22)

20	Net impairment of available-for-sale securities recognized in earnings	(564)	(98)	(267)	(1,239)	(43)
21	Other gains (losses) on investment securities recognized in earnings	(288)	(356)	(330)	(548)	(276)
22	Other income	434	569	558	613	332
23	Non-interest income (loss)	(1,516)	(751)	(560)	(1,256)	402
	Non-interest expense
24	Salaries and employee benefits	(176)	(227)	(202)	(205)	(208)
25	Professional services	(71)	(81)	(93)	(116)	(109)
26	Occupancy expense	(14)	(14)	(15)	(14)	(13)
27	Other administrative expenses	(76)	(79)	(91)	(87)	(102)

28	Total administrative expenses	(337)	(401)	(401)	(422)	(432)
29	Real estate owned operations income (expense)	(171)	30	49	33	(6)
30	Other expenses	(88)	(165)	(121)	(199)	(186)
31	Non-interest expense	(596)	(536)	(473)	(588)	(624)
32	Income before income tax benefit	563	2,944	2,626	3,312	4,546
33	Income tax benefit	14	76	302	1,145	35

34	Net income	577	3,020	2,928	4,457	4,581

	Other comprehensive income (loss), net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	1,147	(238)	2,599	1,261	2,280
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	111	107	102	94	90
37	Changes in defined benefit plans	(46)	3	1	(84)	20

38	Total other comprehensive income (loss), net of taxes and reclassification adjustments	1,212	(128)	2,702	1,271	2,390

39	Comprehensive income	$1,789	$2,892	$5,630	$5,728	$6,971

40	Net income	$577	$3,020	$2,928	$4,457	$4,581
41	Undistributed net worth sweep and senior preferred stock dividends	(1,804)	(1,808)	(1,809)	(7,635)	(6,971)

42	Net income (loss) attributable to common stockholders	$(1,227)	$1,212	$1,119	$(3,178)	$(2,390)

FREDDIE MAC

CONSOLIDATED BALANCE SHEETS

(unaudited)

Line:		March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
		(in millions)
	Assets
1	Cash and cash equivalents (includes $1, $1, $1, $1, and $1, respectively, related to our consolidated VIEs)	$8,569	$19,182	$7,783	$8,513	$27,733
2	Restricted cash and cash equivalents (includes $27,332, $9,905, $8,247, $14,289, and $1,539, respectively, related to our consolidated VIEs)	27,790	10,240	8,759	14,592	1,848
3	Federal funds sold and securities purchased under agreements to resell (includes $3,000, $18,250, $21,000, $19,250, and $27,200, respectively, related to our consolidated VIEs)	24,349	38,858	45,805	37,563	38,646
	Investments in securities:
4	Available-for-sale, at fair value (includes $187, $166, $149, $132, and $118, respectively, pledged as collateral that may be repledged)	202,422	194,098	183,504	174,896	167,760
5	Trading, at fair value	58,319	47,436	46,596	41,492	31,589

6	Total investments in securities	260,741	241,534	230,100	216,388	199,349
	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $7,139, $6,258, $5,788, $4,919, and $4,090, respectively)	1,555,067	1,532,939	1,505,576	1,495,932	1,505,211
8	Unsecuritized (net of allowances for loan losses of $30,925, $29,298, $27,729, $25,788, and $24,397 respectively)	199,945	187,053	179,914	176,177	168,803

9	Total held-for-investment mortgage loans, net	1,755,012	1,719,992	1,685,490	1,672,109	1,674,014
10	Held-for-sale, at fair value	11,337	10,120	12,845	14,238	14,140

11	Total mortgage loans, net	1,766,349	1,730,112	1,698,335	1,686,347	1,688,154
12	Accrued interest receivable (includes $6,079, $5,867, $5,631, $5,426, and $5,293, respectively, related to our consolidated VIEs)	7,820	7,460	7,174	6,875	6,657
13	Derivative assets, net	182	168	765	657	599
14	Real estate owned, net (includes $67, $53, $43, $45, and $44, respectively, related to our consolidated VIEs)	5,454	4,809	4,502	4,378	4,323
15	Deferred tax assets, net	2,929	3,053	1,551	778	—
16	Other assets (includes $6,227, $6,637, $7,310, $7,986, and $5,997, respectively, related to our consolidated VIEs)	10,761	10,919	11,729	13,765	12,077
17	Total assets	$2,114,944	$2,066,335	$2,016,503	$1,989,856	$1,979,386
	Liabilities and equity (deficit)
	Liabilities
18	Accrued interest payable (includes $5,832, $5,636, $5,362, $5,142, and $4,976, respectively, related to our consolidated VIEs)	$8,129	$8,322	$7,528	$7,710	$6,926
	Debt, net:
19	Debt securities of consolidated trusts held by third parties (includes $0, $0, $0, $70, and $67 at fair value, respectively)	1,481,622	1,468,613	1,432,632	1,419,524	1,425,913
20	Other debt (includes $2,221, $2,158, $2,168, $2,187, and $1,508 at fair value, respectively)	618,629	581,743	565,036	547,518	529,936

21	Total debt, net	2,100,251	2,050,356	1,997,668	1,967,042	1,955,849
22	Derivative liabilities, net	296	336	287	178	225
23	Other liabilities (includes $2, $2, $2, $1, and $1, respectively, related to our consolidated VIEs)	6,286	6,235	6,113	6,099	6,415
24	Total liabilities	2,114,962	2,065,249	2,011,596	1,981,029	1,969,415
25	Commitments and contingencies
	Equity (deficit)
26	Senior preferred stock, at redemption value	72,317	72,336	72,336	72,336	72,336
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock	—	—	—	—	—
29	Additional paid-in capital	—	1	1	1	1
30	Retained earnings (accumulated deficit)	(75,775)	(74,564)	(73,445)	(70,796)	(72,042)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities	(5,066)	(5,304)	(2,705)	(1,444)	836
32	Cash flow hedge relationships	(1,619)	(1,512)	(1,410)	(1,316)	(1,226)
33	Defined benefit plans	(98)	(95)	(94)	(178)	(158)

34	Total AOCI, net of taxes	(6,783)	(6,911)	(4,209)	(2,938)	(548)
35	Treasury stock, at cost	(3,886)	(3,885)	(3,885)	(3,885)	(3,885)
36	Total equity (deficit)	(18)	1,086	4,907	8,827	9.971
37	Total liabilities and equity (deficit)	$2,114,944	$2,066,335	$2,016,503	$1,989,856	$1,979,386

FREDDIE MAC

TABLE 1A—NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Net Interest Income:
1	Net interest income	$4,500	$4,386	$4,269	$4,456	$4,265
	Average Balance:(1)
2	Cash and cash equivalents	$51,029	$32,039	$30,246	$28,591	$35,436
3	Federal funds sold and securities purchased under agreements to resell	26,057	37,995	48,062	43,664	35,925
	Mortgage-related securities:
4	Mortgage-related securities(2)	383,227	358,279	346,738	340,544	328,241
5	Extinguishment of PCs held by Freddie Mac	(125,363)	(111,351)	(117,146)	(122,863)	(122,280)

6	Total mortgage-related securities, net	257,864	246,928	229,592	217,681	205,961
7	Non-mortgage-related securities	28,464	24,779	20,363	21,444	14,980
8	Mortgage loans held by consolidated trusts(2)(3)	1,559,823	1,538,134	1,517,472	1,501,424	1,495,202
9	Unsecuritized mortgage loans(3)	254,877	240,693	229,601	226,595	219,067

10	Total interest-earning assets	2,178,114	2,120,568	2,075,336	2,039,399	2,006,571
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,580,749	1,560,470	1,541,339	1,526,272	1,518,006
12	Extinguishment of PCs held by Freddie Mac	(125,363)	(111,351)	(117,146)	(122,863)	(122,280)

13	Total debt securities of consolidated trusts held by third parties	1,455,386	1,449,119	1,424,193	1,403,409	1,395,726
	Other debt:(2)
14	Short-term debt	149,130	128,860	126,430	113,595	119,691
15	Long-term debt	496,644	464,966	447,067	444,556	416,520

16	Total other debt	645,774	593,826	573,497	558,151	536,211

17	Total interest-bearing liabilities	2,101,160	2,042,945	1,997,690	1,961,560	1,931,937
18	Net non-interest-bearing funding	76,954	77,623	77,646	77,839	74,634

19	Total funding of interest-earning assets	$2,178,114	$2,120,568	$2,075,336	$2,039,399	$2,006,571

	Yield/Cost:
20	Cash and cash equivalents	0.03%	0.07%	0.07%	0.06%	0.07%
21	Federal funds sold and securities purchased under agreements to resell	0.14	0.16	0.17	0.19	0.13
	Mortgage-related securities:
22	Mortgage-related securities	4.55	4.51	4.39	4.28	4.16
23	Extinguishment of PCs held by Freddie Mac	(4.60)	(4.58)	(4.44)	(4.27)	(4.13)
24	Total mortgage-related securities, net	4.53	4.48	4.37	4.29	4.19
25	Non-mortgage-related securities	0.23	0.22	0.30	0.24	0.06
26	Mortgage loans held by consolidated trusts	4.48	4.37	4.17	3.99	3.88
27	Unsecuritized mortgage loans	3.63	3.69	3.67	4.09	3.67
28	Yield on total interest-earning assets	4.18	4.12	3.95	3.85	3.73
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(4.22)	(4.08)	(3.86)	(3.66)	(3.50)
30	Extinguishment of PCs held by Freddie Mac	4.60	4.58	4.44	4.27	4.13
31	Total debt securities of consolidated trusts held by third parties	(4.19)	(4.04)	(3.82)	(3.60)	(3.45)
	Other debt:
32	Short-term debt	(0.11)	(0.13)	(0.15)	(0.16)	(0.15)
33	Long-term debt	(2.23)	(2.25)	(2.19)	(2.14)	(2.13)
34	Total other debt	(1.74)	(1.79)	(1.74)	(1.74)	(1.69)
35	Cost of interest-bearing liabilities	(3.44)	(3.38)	(3.22)	(3.07)	(2.96)
36	Expense related to derivatives	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
37	Impact of net non-interest-bearing funding	0.12	0.12	0.12	0.12	0.11
38	Total funding of interest-earning assets	(3.35)	(3.29)	(3.13)	(2.98)	(2.88)
39	Net interest yield (annualized)	0.83	0.83	0.82	0.87	0.85

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities unless we are deemed to be the primary beneficiary. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC

TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,315	$4,027	$3,845	$3,975	$3,651
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	52	65	57	40	40
	Asset-related amortization income (expense), net:
3	Mortgage loans held by consolidated trusts	(866)	(903)	(1,269)	(1,498)	(1,436)
4	Unsecuritized mortgage loans	25	39	46	46	58
5	Mortgage-related securities	(21)	(17)	(25)	4	(14)
6	Other assets	(75)	(66)	(59)	(81)	(61)

7	Asset-related amortization expense, net	(937)	(947)	(1,307)	(1,529)	(1,453)
	Debt-related amortization income (expense), net:
8	Debt securities of consolidated trusts	1,398	1,552	1,945	2,217	2,265
9	Other long-term debt securities	(166)	(154)	(123)	(109)	(107)

10	Debt-related amortization income, net	1,232	1,398	1,822	2,108	2,158

11	Total amortization income, net	347	516	572	619	745
12	Expense related to derivatives(4)	(162)	(157)	(148)	(138)	(131)

13	Net interest income	$4,500	$4,386	$4,269	$4,456	$4,265

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in closed cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings where we expect a significant improvement in cash flows is recognized as net interest income.
(4)	Represents changes in fair value of derivatives in closed cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC

TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(4)	$(1)	$(34)	$(19)	$34
2	Gains (losses) on retirement of other debt	(21)	(45)	11	(22)	(32)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	(19)	55	(15)	(28)	5
4	Market value adjustments	2	7	5	9	7

5	Total gains (losses) on debt recorded at fair value	(17)	62	(10)	(19)	12

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	9	(56)	12	27	(5)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(5)	(10)	(7)	(11)	(7)
8	U.S. dollar denominated derivative gains (losses)	16	146	402	831	1,293
9	Accrual of periodic settlements	(1,076)	(962)	(895)	(869)	(906)

10	Total derivative gains (losses)	(1,056)	(882)	(488)	(22)	375

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(475)	(135)	(332)	(294)	(21)
12	Portion of other-than-temporary impairment recognized in AOCI	(89)	37	65	(945)	(22)

13	Net impairment of available-for-sale securities recognized in earnings	(564)	(98)	(267)	(1,239)	(43)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(377)	(400)	(338)	(559)	(377)
15	Gains (losses) on sale of available-for-sale securities	89	44	8	11	101

16	Total other gains (losses) on investment securities recognized in earnings	(288)	(356)	(330)	(548)	(276)

	Other income:
17	Gains (losses) on sale of mortgage loans	40	44	117	74	51
18	Gains (losses) on mortgage loans recorded at fair value	139	201	310	85	(42)
19	Recoveries on loans impaired upon purchase	89	87	101	103	74
20	Guarantee-related income	70	130	69	74	90
21	All other	96	107	(39)	277	159

22	Total other income	434	569	558	613	332

23	Total non-interest income (loss)	$(1,516)	$(751)	$(560)	$(1,256)	$402

FREDDIE MAC

TABLE 3 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Credit Enhancements:
1	Credit-enhanced percentage of mortgage loan portfolio purchases	9%	11%	13%	13%	13%
2	Credit-enhanced percentage of mortgage loan portfolio(1)	13%	13%	13%	13%	13%
	Delinquency Rates (at period end):(2)(3)
	Single-family:
3	Non-credit-enhanced	2.80%	2.76%	2.71%	2.66%	2.49%
4	Credit-enhanced	8.02%	7.85%	7.62%	7.34%	6.74%
5	Total Single-family	3.51%	3.45%	3.37%	3.25%	3.03%
	Multifamily
6	Non-credit-enhanced	0.16%	0.19%	0.18%	0.10%	0.04%
7	Credit-enhanced	0.39%	0.44%	0.45%	0.36%	0.34%
8	Total Multifamily	0.23%	0.27%	0.27%	0.19%	0.16%
	Single-family Loan Workouts(4) (number of units):
9	Loan modifications	13,677	15,142	20,864	19,898	20,613
10	Repayment plans	10,575	8,712	7,099	6,964	7,644
11	Forbearance agreements	3,656	4,738	2,190	2,442	3,104
12	Short sales and deed-in-lieu transactions	12,245	12,531	14,383	13,849	14,157

13	Total single-family loan workouts	40,153	41,123	44,536	43,153	45,518
	Non-performing assets(3) (at period end):
14	Non-performing mortgage loans(5)	$122,497	$121,419	$133,998	$131,299	$128,771
15	REO assets, net	5,454	4,809	4,502	4,378	4,323

16	Total non-performing assets	$127,951	$126,228	$138,500	$135,677	$133,094
	REO Operations Income (Expense):
17	Single-family	$(172)	$34	$40	$36	$(8)
18	Multifamily	1	(4)	9	(3)	2

19	Total	$(171)	$30	$49	$33	$(6)
	Loan Loss Reserves:(6)
20	Beginning balance	$39,461	$38,296	$35,794	$33,751	$30,890
21	Provision (benefit) for credit losses(7)	1,825	155	610	(700)	(503)
22	Charge-offs — single-family, net	(3,162)	(2,818)	(2,906)	(2,372)	(1,998)
23	Charge-offs — multifamily, net	(1)	(7)	(3)	(23)	(1)
24	Transfers, net	173	168	256	234	251

25	Ending balance	$38,296	$35,794	$33,751	$30,890	$28,639
	Total Credit Losses:(8)
26	Total credit losses	$3,435	$2,869	$2,930	$2,425	$2,062
27	Annualized credit losses / average mortgage loan portfolio(9)	73.6 bps	62.5 bps	64.8 bps	54.1 bps	46.2 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk” in our Form 10-K for the year ended December 31, 2012, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective. These categories are not mutually exclusive and a loan in the category may also be included within another category. We only report activity for a single loan in the forbearance category once during each quarterly period; however a single loan may be included under separate forbearance agreements in separate periods. Forbearance agreements exclude loans with long-term forbearance under a completed loan modification. For more information on our loan workout activities see “MD&A — RISK MANAGEMENT — Credit Risk — Single-Family Mortgage Credit Risk — Single-Family Loan Workouts and the MHA Program” in our Form 10-K for the year ended December 31, 2012.
(5)	In the third quarter of 2012, we changed the treatment of single-family loans discharged in Chapter 7 bankruptcy to classify these loans as TDRs (unless they were already classified as TDRs for other reasons), regardless of the borrowers’ payment status. As a result, we newly classified loans representing approximately $19.5 billion in UPB discharged in Chapter 7 bankruptcy as TDRs in the third quarter of 2012.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23).
(7)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(8)	Equal to charge-offs, and REO operations income (expense), net of recoveries.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC

TABLE 4A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Segment Earnings, net of taxes:
1	Investments segment	$1,628	$2,468	$2,472	$1,644	$2,838
2	Single-family Guarantee segment	(1,675)	241	(163)	1,433	1,186
3	Multifamily segment	624	318	710	494	585
4	All Other	—	(7)	(91)	886	(28)

5	Total Segment Earnings (loss), net of taxes	$577	$3,020	$2,928	$4,457	$4,581

	Comprehensive Income (Loss) of Segments:
6	Investments segment	$1,963	$2,495	$4,487	$2,452	$4,794
7	Single-family Guarantee segment	(1,698)	242	(162)	1,391	1,197
8	Multifamily segment	1,524	162	1,396	999	1,008
9	All Other	—	(7)	(91)	886	(28)

10	Total comprehensive income (loss) of segments	$1,789	$2,892	$5,630	$5,728	$6,971

	Net interest yield - Segment Earnings (annualized):
11	Investments segment	126 bps	122 bps	110 bps	94 bps	89 bps
12	Multifamily segment	90 bps	96 bps	99 bps	94 bps	95 bps
	Management and guarantee income - Segment Earnings (annualized):
13	Single-family Guarantee segment	23.2 bps	24.1 bps	26.5 bps	30.2 bps	30.4 bps
14	Multifamily segment	38.7 bps	36.2 bps	34.1 bps	34.2 bps	33.4 bps
	Credit losses - Segment Earnings (annualized):
15	Single-family Guarantee segment	78.6 bps	66.7 bps	69.8 bps	57.5 bps	49.9 bps
16	Multifamily segment	— bps	3.8 bps	(1.7) bps	9.1 bps	— bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2013 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss). Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss).

FREDDIE MAC

TABLE 4B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Segment Earnings, net of taxes:
1	Net interest income	$1,724	$1,528	$1,342	$1,131	$1,030
	Non-interest income (loss):
2	Net impairment of available-for-sale securities recognized in earnings	(496)	(14)	(180)	(1,141)	8
3	Derivative gains (losses)	200	236	557	977	1,387
4	Gains (losses) on trading securities	(398)	(413)	(364)	(580)	(392)
5	Gains (losses) on sale of mortgage loans	(14)	6	7	7	(16)
6	Gains (losses) on mortgage loans recorded at fair value	(38)	257	105	(27)	(157)
7	Other non-interest income (loss)	552	704	520	966	759

8	Total non-interest income (loss)	(194)	776	645	202	1,589

	Non-interest expense:
9	Administrative expenses	(92)	(108)	(110)	(120)	(112)
10	Other non-interest expense	—	—	(1)	—	—

11	Total non-interest expense	(92)	(108)	(111)	(120)	(112)

12	Segment adjustments	155	164	191	289	289

13	Segment Earnings before income tax benefit	1,593	2,360	2,067	1,502	2,796
14	Income tax benefit	35	108	405	142	42

15	Segment Earnings, net of taxes	1,628	2,468	2,472	1,644	2,838
16	Total other comprehensive income, net of taxes	335	27	2,015	808	1,956

17	Comprehensive income — Investments segment	$1,963	$2,495	$4,487	$2,452	$4,794

18	Net interest yield — Segment Earnings (annualized)	126 bps	122 bps	110 bps	94 bps	89 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2013 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) for the Investments segment.

FREDDIE MAC

TABLE 4C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Segment Earnings (Loss), net of taxes:
1	Net interest income (expense)	$(32)	$(1)	$(61)	$(53)	$94
2	(Provision) benefit for credit losses	(2,184)	(462)	(931)	409	244
	Non-interest income:
3	Management and guarantee income	1,011	1,026	1,108	1,244	1,243
4	Other non-interest income	181	171	219	360	241

5	Total non-interest income	1,192	1,197	1,327	1,604	1,484

	Non-interest expense:
6	Administrative expenses	(193)	(232)	(228)	(237)	(241)
7	REO operations income (expense)	(172)	34	40	36	(8)
8	Other non-interest expense	(73)	(82)	(111)	(127)	(154)

9	Total non-interest expense	(438)	(280)	(299)	(328)	(403)

10	Segment adjustments	(196)	(192)	(189)	(255)	(228)

11	Segment Earnings (loss) before income tax (expense) benefit	(1,658)	262	(153)	1,377	1,191
12	Income tax (expense) benefit	(17)	(21)	(10)	56	(5)

13	Segment Earnings (loss), net of taxes	(1,675)	241	(163)	1,433	1,186
14	Total other comprehensive income (loss), net of taxes	(23)	1	1	(42)	11

15	Comprehensive income (loss) — Single-family Guarantee segment	$(1,698)	$242	$(162)	$1,391	$1,197

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	14.3 bps	14.8 bps	15.7 bps	14.1 bps	14.8 bps
17	Amortization of delivery fees (annualized rate)	8.9 bps	9.3 bps	10.8 bps	16.1 bps	15.6 bps

18	Segment Earnings management and guarantee income (annualized rate)	23.2 bps	24.1 bps	26.5 bps	30.2 bps	30.4 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	78.6 bps	66.7 bps	69.8 bps	57.5 bps	49.9 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2013 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) for the Single-family Guarantee segment.

FREDDIE MAC

TABLE 4D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT (1)(2) (unaudited) (dollars in millions)

		1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013
	Segment Earnings, net of taxes:
1	Net interest income	$318	$330	$334	$309	$303
2	Benefit for credit losses	19	22	40	42	34
	Non-interest income:
3	Management and guarantee income	33	36	38	44	46
4	Net impairment of available-for-sale securities recognized in earnings	(16)	(19)	(29)	(59)	(11)
5	Gains on sale of mortgage loans	54	38	110	67	67
6	Gains (losses) on mortgage loans recorded at fair value	177	(56)	205	112	115
7	Other non-interest income	109	119	77	58	114

8	Total non-interest income	357	118	401	222	331

	Non-interest expense:
9	Administrative expenses	(52)	(61)	(63)	(65)	(79)
10	REO operations income (expense)	1	(4)	9	(3)	2
11	Other non-interest expense	(15)	(83)	(9)	(22)	(5)

12	Total non-interest expense	(66)	(148)	(63)	(90)	(82)

13	Segment Earnings before income tax benefit (expense)	628	322	712	483	586
14	Income tax benefit (expense)	(4)	(4)	(2)	11	(1)

15	Segment Earnings, net of taxes	624	318	710	494	585

16	Total other comprehensive income, net of taxes	900	(156)	686	505	423

17	Comprehensive income — Multifamily segment	$1,524	$162	$1,396	$999	$1,008

18	Net interest yield — Segment Earnings (annualized)	90 bps	96 bps	99 bps	94 bps	95 bps
	Management and guarantee income — Segment Earnings:
	Average contractual rate (annualized)(3)
19	K Certificate	19.4 bps	18.8 bps	18.5 bps	19.3 bps	19.3 bps
20	All other guarantees	67.0 bps	68.3 bps	67.2 bps	71.0 bps	74.0 bps
21	Total	38.7 bps	36.2 bps	34.1 bps	34.2 bps	33.4 bps
	Credit losses — Segment Earnings:
22	Annualized credit losses (gains)/average multifamily mortgage portfolio and HFA-related guarantees	— bps	3.8 bps	(1.7) bps	9.1 bps	— bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended March 31, 2013 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income for the Multifamily segment.
(3)	Excludes prepayment and certain other fees.